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                                                                    EXHIBIT 10.1

                                 PROMISSORY NOTE

$675,000.00                    VANCOUVER, WASHINGTON         As of June __, 2000

FOR VALUE RECEIVED, JIA, INC., a Washington corporation ("Borrower"), promises to pay to JENKON INTERNATIONAL, INC., a Washington corporation or its designees ("Lender"), or to its order, at its office located at 7600 NE 41st St., Suite 300, Vancouver, WA 98662, or at such other place as the holder hereof may designate, in lawful money of the United States of America, in cash or immediately available funds acceptable to the holder hereof, principal not to exceed the sum of SIX HUNDRED SEVENTY-FIVE THOUSAND and 00/100 DOLLARS ($675,000.00), together with interest on the outstanding principal balance until paid in full in accordance with the terms, conditions and provisions hereinafter set forth in this Promissory Note (this "Note").

Reference is hereby made to that certain Stock Purchase Agreement (the "Stock Purchase Agreement") entered into as of April 6, 2000 among the Borrower, Lender, Jenkon International, Inc., a Delaware corporation, and Summit V, Inc., a Washington corporation. Reference is also hereby made to that certain Stock Pledge Agreement (the "Pledge Agreement") entered into as of the same date of this Note. Capitalized terms used herein but not otherwise defined shall have the same meaning attributed to them in the Stock Purchase Agreement and the Pledge Agreement.

INTEREST RATE. Interest shall accrue and be payable from the date hereof at the rate of ten percent (10%) per annum, to be compounded quarterly (the "Note Rate"), subject to increase upon default as hereinafter provided.

PRINCIPAL AND INTEREST PAYMENTS. Accrued interest shall be due and payable quarterly in arrears on the last day of each calendar quarter commencing June 30, 2000, and all principal and accrued but unpaid interest will be due and payable one year from the Closing Date, as such term is defined in Section 2.3 of the Stock Purchase Agreement. All payments due hereunder, including payments of principal and/or interest, shall be made to the holder of this Note in United States Dollars and shall be in the form of immediately available funds acceptable to the holder of this Note.

APPLICATION OF PAYMENTS. All payments received by Lender from or for the account of Borrower due hereunder may be applied by Lender, in its sole and absolute discretion, in the following manner, or in any other order or manner Lender chooses:

     First: To pay any and all costs, advances, expenses or fees due, owing and/or payable to Lender, or paid or incurred by Lender, arising from or out of this Note, the Pledge Agreement and any and all other instruments, guaranties, agreements and documents executed in connection with or otherwise pertaining to this Note (collectively referred to herein as the


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"Documents");

     Second: To pay any and all interest due, owing and/or accrued under this Note; and
     Third: Payment of the outstanding principal balance on this Note.

All records of payments received by Lender shall be maintained at Lender's office, and the records of Lender shall, absent manifest error, be binding and conclusive upon Borrower. The failure of Lender to record any payment or expenses shall not limit or otherwise affect the obligations of Borrower under this Note.

MATURITY DATE. On the one (1) year anniversary of the Closing Date (the "Maturity Date"), the entire unpaid principal balance, and all unpaid accrued interest thereon, shall be due and payable without demand and/or notice. In the event that Borrower does not pay this Note in full on the Maturity Date then, as of said Maturity Date and thereafter until paid in full, interest accruing on the outstanding principal balance hereunder shall be computed, calculated and accrued on a daily basis at the Default Rate, as defined below.

UNPAID INTEREST, CHARGES AND COSTS. Interest, late charges, costs, or expenses that are not received by Lender on the date such interest, late charges, costs, or expenses become due, shall, at the sole discretion of Lender, be added to the principal balance and shall from the date due bear interest at the Default Rate.

HOLIDAYS. Whenever any payment to be made under this Note shall be due on a day other than a day on which Lender is open for business ("Business Day"), including Saturdays, Sundays and/or legal holidays generally recognized by banks doing business in Washington, then the due date for such payment shall be automatically extended to the next succeeding Business Day, and such extension of time shall in such cases be included in the computation of the interest portion of any payment due hereunder.

NO OFFSETS OR DEDUCTIONS. All payments under the Note shall be made by Borrower without any offset, decrease, reduction or deduction of any kind or nature whatsoever, including, but not limited to, any decrease, reduction or deduction for, or on account of, any offset, withholdings, present or future taxes, present or future reserves, imposts or duties of any kind or nature that are imposed or levied by or on behalf of any government and/or taxing agency, body or authority by or for any municipality, state, or nation. If at any time, present or future, Lender shall be compelled by any law, rule, regulation and/or any other such requirement which on its face or by its application requires and/or establishes reserves, or payment, deduction or withholding of taxes, imposts or duties to act such that it causes or results in a decrease, reduction and/or deduction, (as described and/or set forth above) in payment received by Lender, then Borrower shall pay to Lender such additional amounts, as Lender shall deem necessary and appropriate, such that every payment received under this Note, after such decrease, reserve, reduction, deduction, payment and/or required withholding, shall not be reduced in any manner


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whatsoever.

DEFAULT. Any one or more of the following events or occurrences shall constitute a default under this Note (hereinafter "Default"):

          (1) Lender does not receive a payment in the amount and within the time and manner as set forth herein; or

          (2) Borrower or any guarantor of this Note does not faithfully perform each and every term, condition and/or provision contained in the Stock Purchase Agreement or the Pledge Agreement strictly in accordance therewith; or

          (3) There occurs an Event of Default as specified in the Pledge Agreement; or

          (4) Borrower or any other obligor, trustor or guarantor commits a default as specified in any other obligation of Borrower owing to Lender; or

          (5) A petition or action for relief shall be filed by or against Borrower and/or any guarantors of this Note, pursuant to the Federal Bankruptcy Code (Title 11, U.S. Codes) in effect from time to time, or under any other law relating to bankruptcy, insolvency, reorganization, moratorium, creditor composition, arrangement or other relief from debts; the appointment of a receiver, trustee, custodian or liquidator of or for any property of Borrower or any such guarantor; or upon the death, incapacity, insolvency, dissolution, or termination of the business of Borrower or any such guarantor.

Upon the occurrence of a Default hereunder, Lender may, in its sole and absolute discretion, declare the entire unpaid principal balance, together with all accrued and unpaid interest thereon, and all other amounts and/or payment due hereunder, immediately due and payable, without notice and/or demand.

DEFAULT RATE. From and after the occurrence of any Default in this Note, whether by nonpayment, maturity, acceleration, nonperformance or otherwise, and until such Default has been cured, all outstanding amounts under this Note (including, but not limited to, interest, costs and late charges) shall bear interest at a per annum rate (the "Default Rate") equal to eight percentage points (8.0%) over the Note Rate.

PREPAYMENT. Borrower may prepay all or any portion of the principal amount of this Note without penalty; provided that written notice of prepayment is received by Lender concurrently therewith.

SECURITY. This Note is to be secured by, among other things, the Pledge Agreement executed


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by [Borrower] in favor of Lender.

LATE CHARGES. Time is of the essence for all payments and other obligations due under this Note. Borrower acknowledges that if any payment required under this
Note is not received by Lender when the same becomes due and payable, Lender will incur extra administrative expenses (i.e., in addition to expenses incident to receipt of timely payment) and the loss of the use of funds in connection with the delinquency in payment. Because, from the nature of the case, the actual damages suffered by Lender by reason of such administrative expenses and loss of use of funds would be impracticable or extremely difficult to ascertain, Borrower agrees that five percent (5%) of the amount of the delinquent payment, together with interest accruing on the entire unpaid principal balance of this Note at the Default Rate, as provided above, shall be the amount of damages which Lender is entitled to receive upon such breach, in compensation therefor. Therefore, Borrower shall, in such event, without further demand or notice, pay to Lender, as Lender's monetary recovery for such extra administrative expenses and loss of use of funds, liquidated damages in the amount of five percent (5%) of the amount of the delinquent payment (in addition to interest at the Default
Rate). The provision of this paragraph are intended to govern only the determination of damages in the event of a breach in the performance of Borrower to make timely payments hereunder. Nothing in this Note shall be construed as in any way giving Borrower the right, express or implied, to fail to make timely payments hereunder, whether upon payment of such damages or otherwise. The right of Lender to receive payment of such liquidated and actual damages, and receipt thereof, are without prejudice to the right of Lender to collect such delinquent payments and any other amounts provided to be paid hereunder or under any of the Documents, or to declare a Default hereunder or under any of the Documents.

COSTS AND EXPENSES. Borrower hereby agrees to pay any and all costs and/or expenses paid and/or incurred by Lender by reason of, as a result of, or in connection with, this Note, the Pledge Agreement and/or the other Documents, including, but not limited to, any and all attorneys' fees and related costs whether such costs and/or expenses are paid or incurred in connection with the enforcement of this Note, the Pledge Agreement, and/or the other Documents, or any of them, the protection and/or preservation of the collateral or security for this Note and/or any other rights, remedies and/or interests of Lender, whether or not suit is filed. Borrower's agreement to pay any and all such costs and expenses includes, but is not limited to, costs and expenses incurred in enforcing any judgment obtained by Lender and in connection with any and all appeals therefrom. All such costs and expenses are immediately due and payable to Lender by Borrower, whether or not demand therefor is made by Lender.

WAIVERS. Borrower hereby waives grace, diligence, presentment, demand, notice of demand, dishonor, notice of dishonor, protest, notice of protest, any and all exemption rights against the indebtedness evidenced by this Note and the right to plead any statute of limitations as a defense to the repayment of all or any portion of this Note, and interest thereon, to the fullest extent allowed by law. No delay, omission and/or failure on the part of Lender in exercising any right and/or remedy hereunder shall operate as a waiver of such right and/or remedy or of any other right


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and/or remedy of Lender.

MAXIMUM LEGAL RATE. This Note is subject to the express condition that at no time shall Borrower be obligated, or required, to pay interest on the principal balance at a rate which could subject Lender to either civil or criminal liability as a result of such rate being in excess of the maximum rate which Lender is permitted to charge. If, by the terms of this Note, Borrower is, at any time, required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, then the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate, and interest payable hereunder shall be computed at such maximum rate, and any portion of all prior interest payments in excess of such maximum rate shall be applied, and/or shall retroactively be deemed to have been payments made, in reduction of the principal balance.

AMENDMENT; GOVERNING LAW. This Note may be amended, changed, modified, terminated and/or canceled only by a written agreement signed by the party against whom enforcement is sought for any such action. This Note shall be governed by, and construed under, the laws of the United States of America and, to the extent not inconsistent therewith, the laws of the State of Washington.

AUTHORITY. Borrower, and each person executing this Note on Borrower's behalf, hereby represents and warrants to Lender that, by its execution below, Borrower has the full power, authority and legal right to execute and deliver this Note and that the indebtedness evidenced hereby constitutes a valid and binding obligation of Borrower without exception or limitation. In the event that this
Note is executed by more than one person or entity, the liability hereunder shall be joint and several.


IN WITNESS WHEREOF, Borrower has executed this Note on the day and year first above written.


BORROWER:

JIA, INC.,
a Washington corporation


By:
   ------------------------------------
    Name:
    Its:

By:
   ------------------------------------
    Name:
    Its:


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